Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of United States Basketball League, Inc. on Form 10-QSB for the quarterly period ended August 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such quarterly report on Form 10-QSB fairly presents in all material respects the financial condition and results of operation of United States Basketball League, Inc.

Date: October 22, 2007

/s/ Daniel T. Meisenheimer, III
Daniel T. Meisenheimer, III
President

Date: October 22, 2007

/s/ Richard C. Meisenheimer
Richard C. Meisenheimer
Chief Financial Officer